                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 29, 2004

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                   000-21319                     04-3065140
(STATE OR OTHER JURISDIC-         (COMMISSION                 (IRS EMPLOYER
TION OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSTION OF ASSETS.

     On February 29, 2004, Lightbridge, Inc.("Lightbridge" or the "Company") announced it has signed an agreement with InfoSpace, Inc. to acquire all the outstanding stock of Authorize.Net Corporation for $82 million in cash. The Company intends to fund the acquisition through current working capital. The transaction is expected to close in the second quarter of 2004 subject to necessary approvals.

     A copy of the press release issued by Lightbridge on March 1, 2004, entitled "Lightbridge to Acquire Authorize.Net" is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

         2.1 Stock Sale Agreement by and among InfoSpace, Inc., Go2Net, Inc., Authorize.Net Corporation and Lightbridge, Inc. dated as of February 29, 2004.

         99.1 Press Release dated March 1, 2004, entitled "Lightbridge to Acquire Authorize.Net"

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LIGHTBRIDGE, INC.

                                 By: /s/ Harlan Plumley
                                     ----------------------
                                     Harlan Plumley
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

March 9, 2004